Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
February 28, 1997



        Expected B Maturity                                      11/15/00


        Blended Coupon                                            5.6174%



        Excess Protection Level
          3 Month Average  4.92%
          February, 1997  5.41%
          January, 1997  3.84%
          December, 1996  5.53%


        Cash Yield                                  16.84%


        Investor Charge Offs                        4.37%


        Base Rate                                   7.06%


        Over 35 Day Delinquency                     4.65%


        Seller's Interest                           16.44%


        Total Payment Rate                          12.64%


        Total Principal Balance                     $25,119,592,718.23


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,129,965,199.74